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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                OCTOBER 19, 2004

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                        001-31810              22-3720962
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE        (IRS EMPLOYER
        INCORPORATION)                       NUMBER)         IDENTIFICATION NO.)

           55 MADISON AVENUE, SUITE 300                  07960
              MORRISTOWN, NEW JERSEY                  (ZIP CODE)
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:
                                 (973) 290-0080

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 19, 2004, Access Integrated Technologies, Inc., a Delaware
corporation ("Access Integrated"), FiberSat Global Services Inc., a Delaware
corporation and a wholly-owned subsidiary of Access Integrated ("Purchaser"),
FiberSat Global Services, LLC, a California limited liability company
("Company"), Richard Wolfe, Ravi Patel, McKibben Communications, Globecomm
Systems, Inc., Timothy Novoselski, Scott Smith and Michael Farina, members of the Company, entered into an asset purchase agreement pursuant to which
Purchaser will acquire substantially all of the assets of, and assume specified liabilities of, the Company. The Company is a privately-held limited liability company headquartered in Chatsworth, California and operates teleport facilities to provide services utilizing satellite ground services and fiber-optic connectivity services to its customers. The transaction is subject to customary closing conditions.

         A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This press release may also be found on Access Integrated's website at www.accessitx.com under "Latest News."

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibit is furnished as part of this report:

99.1 Press Release of Access  Integrated  Technologies,  Inc., dated October 20,
     2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2004            ACCESS INTEGRATED TECHNOLOGIES, INC.

                                  By: /s/ A. Dale Mayo
                                      ---------------------------------
                                      A. Dale Mayo
                                      President and Chief Executive Officer